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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)      July 22, 2004
                                                --------------------------------


                                  Syntel, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Michigan
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                 (State or Other Jurisdiction of Incorporation)


             0-22903                                    38-2312018
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      (Commission File Number)           (IRS Employer Identification No.)


  525 E. Big Beaver Road, Suite 300, Troy, Michigan       48083
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    (Address of Principal Executive Offices)            (Zip Code)


                                 (248) 619-2800
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)







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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

This amends the Current Report on Form 8-K dated July 22, 2004 by adding two entries to the "Dividend per share" line item on the Consolidated Statement of Income that were inadvertently excluded.


(c)  Exhibits.

         Exhibit
         Number

         99.1              Press Release dated July 22, 2004.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                        Syntel, Inc.
                                              ----------------------------------
                                                        (Registrant)




Date     July 22, 2004                        By    /s/ Keshav Murugesh
       -----------------------------             -------------------------------
                                                  Keshav Murugesh,
                                                  Chief Financial Officer




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EXHIBIT INDEX


Exhibit No.                Description


99.1                       Press Release dated July 22, 2004.